                             SECURED PROMISSORY NOTE

FIRESTONE COMMUNICATIONS, INC.,
a Delaware corporation
6125 Airport Freeway, Suite 200
Ft. Worth, Texas 76117
Attention: Mr. Leonard L. Firestone
("Borrower"),

12K, LLC,
a Florida limited liability company
2022 Hendricks Avenue
Jacksonville, Florida 32207
Attention: Raymond K. Mason, Sr.
("Lender")

PRINCIPAL AMOUNT OF NOTE:    $800,000.00

MATURITY DATE:               January 20, 2007

INTEREST RATE:               6.25% (fixed)

Borrower promises to pay to the order of Lender, or its successors or assigns, the Principal Amount of this Note, or such additional sum as may be advanced and is outstanding from time to time during the term of this Note (including all renewals, extensions or modifications hereof). Interest shall accrue on the outstanding principal amount of this Note at a rate equal to the Interest Rate, and shall be paid as set forth below. Lender's obligation to make advanced to
Borrower under this Note shall terminate if Borrower is in Default hereunder.
Amounts borrowed by Borrower hereunder and evidenced by this Note may increase or decrease during the term hereof and may be repaid and reborrowed (provided
Borrower is not in default as provided herein at the time of reborrowing) but at no time shall exceed the amount of the Note.

USE OF PROCEEDS: Borrower shall use the proceeds of any loans advanced by
Lender pursuant to this Note for the purpose of equipment purchases and other commercial purposes of Borrower.

REPAYMENT TERMS: Borrower shall pay to Lender an amount equal to $35,455.64 per month commencing February 20, 2005, and on the twentieth (20th) day of each month thereafter through the Maturity Date, with payments being credited first to accrued and unpaid interest and any remainder then credited to principal. ALL
REMAINING PRINCIPAL, TOGETHER WITH ACCRUED AND UNPAID INTEREST THEREON, SHALL BE
DUE AND PAYABLE ON THE MATURITY DATE SHOWN ABOVE.

                                        1

DEFAULT RATE: Interest shall accrue on overdue Principal hereof and, to the extent permitted by applicable law, on overdue interest thereon, at a rate
(the "Default Rate") equal to the maximum rate permitted by applicable law, from the date that payment of such principal or interest is due until the date of payment thereof. Accrued interest on overdue amounts hereunder shall be payable upon payment of such overdue amounts.

LATE CHARGE: Borrower shall pay a late charge on any payment which is not paid within five (5) days after the date due of five percent (5%) of said amount.

LIMITATION OF INTEREST RATE: Notwithstanding anything to the contrary contained in this Note, if the interest rate specified herein shall exceed the maximum rate permitted by applicable law as in effect from time to time,
Borrower shall pay interest at the highest permissible rate, which rate shall change as and when such highest permissible rate shall change. If Borrower makes an interest payment hereunder that exceeds the maximum amount of interest permitted by applicable law, the excess of such payment above the maximum amount that lawfully may be paid automatically shall be credited toward the payment of principal so as to reduce the amount of the final payment of principal due hereunder or, if Borrower makes an interest payment that exceeds the maximum amount of interest permitted by applicable law and all principal hereunder shall have been previously or thereby paid in full, such payment shall be deemed to have been the result of mathematical error and Lender shall refund to Borrower the amount of such payment that is in excess of the amount that lawfully may be paid.

PLACE OF PAYMENT: Payments of both principal and interest hereunder, are to be made in immediately available funds sent not later than 1:00 p.m., Jacksonville,
Florida time, on the date due, to Lender at its principal office as stated above
(or in such other manner or at such other address as may be designated by Lender in writing), without the necessity of any presentment of this Note by it or any notation thereon.

SECURITY: Borrower has granted to Lender a security interest in the collateral described in that certain Security Agreement dated of even date herewith. To the extent not included in the collateral described in the Security Agreement,
Borrower has also granted Lender a security interest in any equipment purchased with the proceeds of the funds loaned pursuant to this Note.

ASSIGNMENT OF NOTE BY LENDER: Lender shall have the right, which may be exercised at any time, whether or not this Note is due, to pledge or transfer this Note and collateral therefor and, if this Note is due, to demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the collateral.

PREPAYMENT: This Note may be prepaid, in whole or in part, without premium or penalty.

                                        2

DEFAULT: An Event of Default shall occur if: (a) Borrower fails to make any payment of principal or interest hereunder or any other amount owing hereunder or under this Note on or before the tenth (10th) day following the due date; (b)
an event of default beyond any applicable notice, grace and/or cure period occurs under any other obligation owed by Borrower to Lender; or (c) Borrower or any guarantor or endorser of this Note: (i) files a voluntary petition in bankruptcy; or (ii) is adjudicated as a bankrupt or insolvent; or (iii) files any petition or answer seeking or acquiescing in any reorganization, management, composition, readjustment, liquidation, dissolution or similar relief for itself under any law relating to bankruptcy, insolvency or other relief for debtors; or
(iv) seeks, consents to or acquiesces in the appointment of any trustee, receiver, master or liquidator of itself or of all or any part of the property securing the Note; or (v) makes any general assignment for the benefit of creditors; or (vi) makes any admission in writing of its inability to pay its debts generally as they become due; or (vii) a court of competent jurisdiction enters an order, judgment or decree approving a petition filed against it seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, which order, judgment or decree remains unvacated and unstayed for an aggregate of sixty (60) days whether or not consecutive from the date of entry thereof, or (viii) any trustee, receiver or liquidator of it or of any part of the property securing the Note is appointed without the prior written consent of Lender, which appointment shall remain unvacated and unstayed for an aggregate of Sixty (60) days, whether or not consecutive, or (ix) a final judgment in excess of $150,000.00 shall be rendered against Borrower and if, within thirty (30) days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if within thirty (30)
days after the expiration of any such stay, such judgment shall not have been discharged.

REMEDIES UPON DEFAULT: Upon the occurrence of an Event of Default, Lender, upon notice to Borrower, may declare the entire principal amount of this Note then outstanding, together with interest accrued and unpaid thereon, and prepayment fee thereon, to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor, ail of Which are expressly waived by
Borrower. Lender also shall have the right, in addition to all other rights under this Note or applicable law, to set off against this Note all money owed by Lender in any capacity to Borrower, whether or not due. Lender shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of an Event of Default even though such charge is made or entered in the books of Lender subsequent thereto.

LENDER'S ATTORNEY'S FEES & COLLECTION COSTS: Should the indebtedness evidenced by this Note or any portion thereof be collected by action at law, or in bankruptcy, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, Borrower shall pay, upon demand by Lender, in addition to principal and interest due and payable

                                        3

hereof, court costs, reasonable attorneys' fees and other collection charges and expenses whether or not incurred by trials, appeals or bankruptcy actions, unless prohibited by law. The Default Rate shall govern the rate of post-judgment interest.

WAIVER OF JURY TRIAL: NO PARTY TO THIS NOTE OR ANY ASSIGNEE, SUCCESSOR, HEIR OR
LEGAL REPRESENTATIVE OF A PARTY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT,
PROCEEDING, COUNTERCLAIM OR OTHER PROCEEDING BASED UPON OR ARISING OUT OF THIS
NOTE, ANY OF THE LOAN DOCUMENTS, ANY RELATED AGREEMENT OR INSTRUMENT, ANY
COLLATERAL FOR THIS NOTE OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG
THE PARTIES, OR ANY OF THEM. NO SUCH PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH
ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A
JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH
HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE
SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO
ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED
IN ALL INSTANCES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE
LOAN EVIDENCED BY THIS NOTE.

WAIVERS: The undersigned, and any endorsers or guarantors hereof, severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor, acceleration, intent to accelerate, and nonpayment of this
Note, and expressly agree that this Note, or any payment here under, may be extended from time to time without notice, and consent to the acceptance of further security or the release of any security for this Note, all without in any way affecting the liability of the undersigned and any endorsers or guarantors hereof. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Holder hereof with any person now or hereafter liable for the payment of this Note, shall affect the original liability under this Note of the undersigned, even if the undersigned is not a party to such agreement.

No delay or omission of the Holder in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. Acceptance by the Holder of any payment after acceleration shall not be deemed a waiver of such acceleration. A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion. This Note may not be amended or modified except in writing signed by an officer of Lender.

TAXES AND FEES: Borrower shall promptly pay all documentary, intangible recordation and / or similar taxes on this transaction whether assessed at closing or arising from time to time.

GOVERNING LAW: This Note shall be governed by and interpreted in accordance with the laws of the State of Florida.

                                        4

                               SECURITY AGREEMENT
                               ------------------

Firestone Communications, Inc.,
a Delaware corporation
6125 Airport Freeway, Suite 200
Fort Worth, Texas 76117
Attention: Mr. Leonard L. Firestone
(Hereinafter referred to as "Borrower")

12K, LLC, a Florida limited liability company
2022 Hendricks Avenue
Jacksonville, Florida 32207
(Hereinafter referred to as "Secured Party")

For value received and to secure payment and performance of any and all obligations of Borrower to Secured Party, however created, arising or evidenced, whether direct or indirect, absolute or contingent, now existing or hereafter arising or acquired and whether or not evidenced by an evidence of indebtedness, including without limitation Borrower's obligations under that certain Secured Promissory Note of even date herewith in the original principal sum of $800,000 including future advances and all costs and expenses incurred by Secured Party to obtain, preserve, perfect and enforce the security interest granted herein and to maintain, preserve and collect the property subject to the security Interest (collective, the "Obligations"), Borrower hereby grants to
Secured Party a continuing security interest in and lien upon the following described property, whether now owned or hereafter acquired, and any additions, replacements, accessions, or substitutions thereof and all cash and non-cash proceeds and products thereof (collectively the "Collateral");

      All of the personal property described on "Exhibit A" attached to this
Security Agreement.

Borrower hereby represents and agrees that:

COVENANTS OF BORROWER:

      A.    Borrower shall pay to Secured Party any sum or sums due or which may become due on the Obligations secured hereby in accordance with the terms of such Obligations and the terms of this Security Agreement. Borrower shall pay to
Secured Party on demand all expenses and expenditures, including reasonable attorney's fees and other legal expenses incurred or paid by Secured Party in exercising or protecting its interest, rights and remedies under this Security
Agreement. Borrower shall pay immediately, without notice, the entire unpaid indebtedness of Borrower to Secured Party, whether created or incurred pursuant to this Security Agreement or otherwise, upon Borrower's default under this
Security Agreement.

      B.    Secured Party shall have the power to endorse any instrument described as a portion of the "Collateral" above and Borrower hereby grants to
Secured Party a limited power of attorney, deemed coupled with an interest, for the purposes of endorsing in the name of Borrower any such instrument or document constituting Collateral or which may be received in payment for or as proceeds of the Collateral.

      C.    Upon demand by Secured Party, Borrower will deliver additional
Collateral to Secured Party if Secured Party deems the Collateral then held to be insufficient to secure the Obligations.

                                   Page 1 of 7

      D.    Borrower has authorized Secured Party, without the necessary joinder by Borrower, to file in all jurisdictions where this authorization will be given full force and effect, one or more Financing Statements, executed only by
Secured Party, covering all or any portion of the Collateral. At the request of
Secured Party, Borrower covenants to join Secured Party in executing one or more of such Financing Statements, including without limitation Financing Statements under the terms and provisions of the Texas Business and Commerce Code, which
Financing Statements will be in a form and content acceptable to Secured Party and Borrower covenants to pay the cost of filing all such Financing Statements, to the extent such filing is deemed by Secured Party to be necessary or desirable, but Borrower's failure to execute any such Financing Statement shall not affect the contents thereof or the Obligation of Borrower hereunder.

      E.    Borrower shall notify Secured Party in writing at least thirty
(30) days prior to any change in Borrower's: (i) chief place of business; (ii)
name and/or Identity; (iii) corporate organizational structure; or (iv)
jurisdiction in which Borrower is organized. In addition, Borrower shall promptly notify Secured Party of any claims or alleged claims of any other person to the Collateral or the institution of any litigation, proceeding or investigation against or pertaining to the Collateral. Borrower shall keep the
Collateral at the Borrower's chief place of business unless Borrower's informs
Secured Party in writing of a different location of the Collateral, provided that Borrower shall not move the Collateral to any different location without the Secured Party's prior written consent. Borrower shall pay the costs of preparing and filing of any documents necessary to protect Secured Party's liens.

      F.    Borrower represents that the Collateral is in good repair and condition and that Borrower shall use reasonable care to prevent loss, damage or depreciation in value to the Collateral (normal wear and tear excepted).
Borrower shall immediately notify Secured Party of any material loss or damage to the Collateral. Borrower shall not permit any item of Collateral to become a fixture to real property or an accession to other personal property unless such property is also Collateral.

REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF BORROWER:

      A.    Borrower owns the Collateral herein described free and clear of all liens, security interest, and claims, and Borrower has the right to transfer any interest therein; the Collateral is not subject to the interest of any third party; Borrower will defend the Collateral and its proceeds against the claims and demands of all third parties and Borrower will keep the Collateral free and clear from all liens, security interests and claims, other than those granted to or approved by Secured Party.

      B.    Secured Party's duty with reference to the Collateral shall be solely to use reasonable care in the custody and preservation of the Collateral in Secured Party's possession.

      C.    Demand, notice, protest and all demands and notices of any action taken by Secured Party under this Security Agreement or in connection with the
Obligations secured hereby, except as otherwise provided in this Security
Agreement, are hereby waived, and any indulgence of Secured Party, substitution for exchange of or release of Collateral, in whole or in part, or addition or release of any person liable on the Collateral is assented and consented to.

      D.    Secured Party shall not be responsible in any way for any
depreciation in the value of the Collateral, nor shall any duty or responsibility whatsoever rest upon Secured Party to take necessary steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of Secured Party, its successors and assigns, being to receive collections, remittances and payments on such Collateral as and when made and received by Secured Party, and at
Secured Party's option, applying the amount or amounts so received after deduction of any collection costs incurred, as payment upon any obligation of
Borrower to Secured

                                   Page 2 of 7

Party pursuant to the provisions of this Security Agreement, or holding the same for the account and order of Borrower.

      E.    The address of Borrower, designated herein above, is a current address of Borrower and Borrower agrees that Borrower will not change such address without prior written notice to Secured Party.

      F.    Borrower agrees to execute such powers of attorney, pledge agreements, endorsements of securities or other instruments, or other documents which may be reasonably required by Secured Party in order to effectively grant to Secured Party the security interest in and to the Collateral herein above described and to enforce Secured Party's rights regarding same in accordance with the provisions of the Texas Business and Commerce Code, or otherwise.

      G.    Borrower agrees not to assert against Secured Party as a defense
(legal or equitable) as a set-off, as a counterclaim, or otherwise, any claims that Borrower may have against Secured Party or against any seller or lessor that provided personal property or services relating to any part of the
Collateral or against any other party liable to Secured Party for all or any part of the Obligations.

      H.    Borrower shall bear the entire risk of loss, theft, damage and destruction of the Collateral. No loss, theft, damage or destruction of the
Collateral shall relieve Borrower from liability for payment of the Obligations.
Borrower shall save Secured Party harmless and indemnify Secured Party from and against any and all actions, damages, liability and expenses in connection with loss of life, personal injury or loss or damage of whatever nature including property damage (1) caused by or resulting from, or claim to have been caused by or to have resulted from, wholly or in part, any act, omission or negligence of
Borrower or anyone claiming under Borrower (including, but without limitation, concessionaires, business invitees or customers, agents, employees, servants and contractors of Borrower no matter how caused; or (2) arising out of the use by the Borrower of the Collateral or any part thereof. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in connection with any such injury, loss or damage or any such claim, or any proceeding brought thereon or the defense thereof. In case the Secured Party shall, without fault on his part, be made a party to any litigation commenced by or against Borrower, the Borrower shall protect and hold
Secured Party harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Secured Party in connection with such litigation. Borrower shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by Secured Party in enforcing the covenants and agreements of this Security Agreement.

      I.    Borrower shall obtain and maintain for the entire term of this
Security Agreement, at its own expenses, property damage and liability insurance and insurance against loss of the Collateral, including without limitation, loss by fire, theft, collision, and such other risks of loss as are customarily insured against on the type of Collateral leased hereunder. The amount of insurance shall not be less than the greater of the full replacement value of the Collateral. Each insurance policy insuring the Collateral shall name the
Borrower as the insured and shall name the Secured Party as an additional named insured. Such insurance, shall be issued by reputable insurance carriers satisfactory to Secured Party with a Best Insurance Report Key Rating of at least "A-". All such insurance policies shall provide to Secured Party at least thirty (30) days prior written notice of cancellation. Borrower shall provide to
Secured Party such evidence of insurance as required under this paragraph as
Secured Party may reasonably require from time to time. If Borrower fails to satisfy its obligations to provide insurance under this paragraph, Secured Party may secure such insurance at the sole cost and expense of Borrower and Borrower shall reimburse Secured Party for any funds expended by Secured Party to obtain such insurance.

                                   Page 3 of 7

Party pursuant to the provisions of this Security Agreement, or holding the same for the account and order of Borrower.

      E.    The address of Borrower, designated herein above is a current address of Borrower and Borrower agrees that Borrower will not change such address without prior written notice to Secured Party.

      F.    Borrower agrees to execute such powers of attorney, pledge agreements, endorsements of securities or other instruments or other documents which may be reasonably required by Secured Party in order to effectively grant to Secured Party the security interest in and to the Collateral herein above described and to enforce Secured Party's rights regarding same in accordance with the provisions of the Texas Business and Commerce Code, or otherwise.

      G.    Borrower agrees not to assert against Secured Party as a defense
{legal or equitable) as a set-off, as a counterclaim, or otherwise, any claims that Borrower may have against Secured Party or against any seller or lessor that provided personal property or services relating to any part of the
Collateral or against any other party liable to Secured Party for all or any part of the Obligations.

      H.    Borrower shall bear the entire risk of loss, theft, damage and destruction of the Collateral. No toss, theft, damage or destruction of the
Collateral shall relieve Borrower from liability for payment of the Obligations.
Borrower shall save Secured Party harmless and indemnify Secured Party from and against any and all actions, damages, liability and expenses in connection with loss of life, personal injury or loss or damage of whatever nature including, property damage (1) caused by or resulting from, or claim to have been caused by or to have resulted from, wholly or in part, any act, omission or negligence of
Borrower or anyone claiming under Borrower (Including, but without limitation, concessionaires, business invitees or customers, agents, employees, servants and contractors of Borrower no matter how caused; or (2) arising out of the use by the Borrower of the Collateral or any part thereof. This indemnity and hold harmless agreement shall include Indemnity against all costs, expenses and liabilities incurred in connection with any such injury, loss or damage or any such claim, or any proceeding brought thereon or the defense thereof. In case the Secured Party shall, without fault on his part, be made a party to any litigation commenced by or against Borrower, the Borrower shall protect and hold
Secured Party harmless and shall pay all costs, expenses and reasonable attorney's fees Incurred or paid by Secured Party in connection with such
litigation.Borrower shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by Secured Party in enforcing the covenants and agreements of this Security Agreement.

      I.    Borrower shall obtain and maintain for the entire term of this
Security Agreement, at its own expenses, property damage and liability Insurance and insurance against loss of the Collateral, including without limitation, loss by fire, theft, collision, and such other risks of loss as are customarily.
insured against on the type of Collateral leased here under. The amount of insurance shall not be less than the greater of the full replacement value of the Collateral, Each Insurance policy insuring the Collateral shall name the
Borrower as the insured and shall name the Secured Party as an additional named insured. Such insurance shall be issued by reputable insurance carriers satisfactory to Secured Party with a best insurance Report Key Rating of at least "A-". All such insurance policies shall provide to Secured Party at least thirty (30) days prior written notice of cancellation. Borrower shall provide to
Secured Party such evidence of insurance as required under this paragraph as
Secured. Party may reasonably require from time to time. If Borrower fails to satisfy its obligations to provide insurance under this paragraph, Secured Party may secure such insurance at the sole cost and expense of Borrower and Borrower shall reimburse Secured Party for any funds expended by Secured Party to obtain such insurance.

                                   Page 3 of 7

      J.    Borrower shall at all times keep accurate and complete records covering the Collateral. Secured Party, or its agents, shall have the fight at all reasonable times, at Borrower's expense, to inspect and examine the
Collateral and to make copies (at Borrower's expense) of any documents, records or data relating to the Collateral which documents, books and records shall be included as part of the Collateral.

EVENTS OF DEFAULT:

Borrower shall be in default under this Security Agreement upon the happening of any of the following events or conditions (herein called an "Event of Default"):

      A.    Borrower's failure to pay when due any installment of principal or interest on any Note executed by Borrower and payable to the order of Secured
Party, or to pay, following demand from Secured Party, any costs of collection of such Note, including reasonable attorney's fees and trustee's fees in connection with Borrower's default under the provisions of any such Note.

      B.    Default by Borrower in the punctual performance of any of the
Obligations, covenants, terms or provisions contained or referred to in this
Security Agreement or the Obligations or any part thereof.

      C.    The making of any levy on or seizure or attachment of any of the
Collateral.

      D.    Borrower's assignment of any assets for the benefit of creditors;
the commission of any act of bankruptcy; the institution of voluntary or involuntary proceedings under the provisions of the United Stales Bankruptcy
Code; the exercise of dominion or control over any of the Collateral by a receiver for the benefit of Borrower or Borrower's creditors; or the placing of any of the Collateral in the custody of any court of competent jurisdiction or any officer, appointee, or designee of such court.

      E.    The discovery by Secured Party that any representation or warranty made by Borrower is, in any material respect, untrue, as of the date such representation or warranty is made or furnished.

      F.    Secured Party's determination that the value of the Collateral has been impaired, as a result of the action of Borrower, or any third person, or that the value of such Collateral is insufficient, as a result of economic circumstances, to adequately secure Secured Party's interest and ensure payment of the Obligation to Secured Party as contemplated hereby, coupled with failure of Borrower to deliver to Secured Party additional Collateral as contemplated in
Section III above.

      G.    The granting by Borrower of any security interest in the Collateral or any portion thereof to any third party without the prior written consent of
Secured Party (which security interest, if granted, shall, in all events, be secondary, inferior and subordinate to the security interest granted herein).

      H.    The receipt by Borrower of any notice by any taxing authority of such authority's intent to place or fix a lien on part or all of the Collateral.

                                   Page 4 of 7

AUTHORITY OF SECURED PARTY:

      A.    This Security Agreement, Secured Party's rights hereunder, or the
Obligations secured hereby may be assigned from time to time, and in any such case the Assignee shall be entitled to all of the rights, privileges and remedies granted in this Security Agreement to Secured Party, and Borrower will assert no claims or defenses Borrower may have against Secured Party or against the Assignee except those granted in this Security Agreement.

      B.    Secured Party may at any time transfer the Collateral to itself or its nominee, receive Income, including money, thereon and hold the income as
Collateral or apply the income to the indebtedness secured hereby, the manner and distribution of the application to be in the sole discretion of Secured
Party.

      C.    Secured Party may at any time demand, sue for, collect or make any compromise or settlement with reference to the Collateral as Secured Party, in its sole discretion, chooses.

      D.    Secured Party may delay exercising or omit to exercise any right or remedy under this Security Agreement without waiving that or any other past, present, or future right or remedy, except in writing signed by Secured Party.

REMEDIES OF SECURED PARTY:

      Upon the occurrence of an Event of Default, and at any time thereafter:

      A.    Secured Party may declare the Obligations secured hereby immediately performable.

      B.    Secured Party shall have, then or at any time thereafter, the rights and remedies provided in the Uniform Commercial Code.

      C.    In addition to the rights and remedies referred to above, Secured
Party may, in its discretion, take immediate possession of the Collateral, sell, assign and deliver all or any part of the Collateral at any public or private sale without notice or advertisement, and bid and become purchaser at any public or private sale.

      D.    If notice to Borrower is required by the Uniform Commercial Code of Texas of public or private sale of Collateral, Secured Party may give written notice to Borrower five(5) days prior to the date of public sale of the
Collateral or prior to the date after Which private sale of the Collateral will be made, by mailing such notice to Borrower at the address designated at the beginning of this Security Agreement. Secured Party may apply the proceeds of any disposition of Collateral available for satisfaction of the Obligations and expenses of sale in any order of preference which Secured party, in its sole discretion, chooses. Borrower shall remain liable for any deficiency.

      E.    Upon any sale of any portion of the Collateral, Secured Party shall have the right to deliver to the purchaser thereof all or any portion of the
Collateral, free and clear of any claim or right of Borrower, or any person claiming by, through or under Borrower. The Collateral may be sold separately or combined with the collateral of other Borrowers as Secured Party deems necessary or desirable.

      F.    Secured Party shall not be obligated to make any sale pursuant to any notice of sale herein provided and Secured Party may, without notice or publication, adjourn any public or private sale or cause such sale to be adjourned, from time to time, by written or oral announcement, given

                                   Page 5 of 7

at the time and place fixed for such sale and may reconvene such sale, pursuant to such notice of adjournment, at any time or place designated by Secured Party in such announcement.

      G.    In case of sale of all or any portion of the Collateral, on credit or for future delivery. Secured Party shall be authorized to retain the
Collateral until the purchase price is paid by the purchaser thereof, or to deliver such Collateral to the purchaser, on credit, but Secured Party shell incur no liability for the failure of any such purchaser to pay for such
Collateral so sold and, in the event such purchaser fails to pay for such
Collateral so sold, Secured Party may repossess such Collateral and again offer it for sale in accordance with the terms and provisions of this Security
Agreement.

      H.    Secured Party shall not be required to conduct any sale of any of the Collateral, pursuant to this Security Agreement and shall be authorized to proceed with collection of the Obligations from Borrower by all legal means including, but not limited to, institution of a suit in a court of competent jurisdiction for collection of the Obligations.

MISCELLANEOUS PROVISIONS:

      A.    "Secured Party" and "Borrower" as used in this instrument shall include the administrators, legal representatives, successors and assigns of such parties, including without limitation, receivers, trustees or guardians of such parties.

      B.    Terms used in this instrument which are defined in the Uniform
Commercial Code are intended hereby to be used with the meanings therein defined.

      C.    The provisions of this Agreement shall be construed under and in accordance with the provisions of the laws of the State of Florida, including, without limitation, the Florida Uniform Commercial Code. The jurisdiction for any controversy arising hereunder shall be in the courts of competent jurisdiction of Duval County, Florida, to the fullest extent permissible by law.

      D.    No delay or omission, on the part of Secured Party, to exercise any of Secured Party's rights hereunder, shall operate as a waiver of any such right. No acceptance by Secured Party of any payment after the due date thereof shall be deemed to be a waiver by Secured Party of the provisions for event of default hereunder.

      E.    The security interest granted hereby, and all of the terms and provisions contained herein, shall be deemed to constitute a continuing security interest and shall remain in full force and effect, as between the parties, until the repayment by Borrower of all of the Obligations as set forth herein and the receipt, acceptance and acknowledgment of such payment on the part of
Secured Party, coupled with Secured Party's revocation of the terms and provisions of this Security Agreement.

      F.    Any notice or demand given by Secured Party to Borrower in connection with this Security Agreement; the Collateral or the Obligations, shall be deemed given and effective three (3) days after deposit in the United
States mail, postage prepaid, certified mail return receipt requested, addressed to Borrower at the address of Borrower designated herein (subject to Borrower's right to change notice of address pursuant to the provisions of this Agreement)
and Borrower shall be conclusively deemed to have received any notice so deposited. In lieu of deposit of any notice in the United States mail, Secured
Party may personally deliver such notice to Borrower.

      G.    The terms and provisions of this Security Agreement may not be altered, amended or modified unless a written Instrument has been executed by
Borrower and Secured Party, which

                                   Page 6 of 7

instrument specifically refers to this Security Agreement and which instrument clearly indicates that it is intended to alter, amend or modify this Agreement.

      H.    This Security Agreement and the security interest herein granted are given in addition to, and not in substitution of or in lieu of any prior or contemporaneous Security Agreement, security interest, pledges or assignments given by Secured Party to Borrower, or a person designated by Borrower. All powers, rights and remedies of Secured Party in any other such Security
Agreement are deemed to be cumulative with the powers, rights and remedies of
Secured Party as set forth herein.

      I.    If any provision of this Security Agreement should be found, for any reason, to be invalid or unenforceable under the laws of the State of
Florida, or any other state or governmental unenforceable provision shall be deleted from the provisions of this Agreement and this Agreement shall be, thereafter, construed and enforced without consideration of such invalid or unenforceable provision.

      J.    This Security Agreement may be executed in any number of
counterparts, all of which together shall constitute one and the same instrument. Borrower agrees and consents that any photocopy or other reproduction of any Financing Statement executed, by Borrower is sufficient to constitute a valid and enforceable Financing Statement for all purposes, without limitation, for filing in any jurisdiction where the filing of such copy shall be permitted by the provisions of the Uniform Commercial Code of such jurisdiction.

      K.    The parties agree that time is of the essence to each of the provisions of this Security Agreement.

      EXECUTED this the 20 day of January, 2005

                                       Firestone Communications, Inc.

                                       By:/s/ Leonard L. Firestone
                                          --------------------------------------
                                          Leonard L. Firestone, Chairman and CEO

STATE OF TEXAS
COUNTY OF ______

      This instrument was acknowledged before me by Leonard L. Firestone, on the______day of January, 2005.

                                                /s/ LINDA K. GOOD
                                                --------------------------------
                                                NOTARY PUBLIC
                                                STATE OF TEXAS

My Commission Expires:

10/31/2006

                                                     [SEAL]
                                                LINDA K. GOOD
                                           Notary Public State of Texas
                                               Commission Expires
                                                October 31, 2006

                                   Page 7 of 7

                    UNANIMOUS WRITTEN CONSENT TO RESOLUTIONS
                              IN LIEU OF MEETING OF
                            THE BOARD OF DIRECTORS OF
                         FIRESTONE COMMUNICATIONS, INC.

                  --------------------------------------------

      Pursuant to the authority contained in 8 Del. C. ss.141, the adoption of the following resolutions is consented to by the undersigned, who are all of the members of the Board of Directors of this Corporation:

      RESOLVED, that this Corporation enter into, carry out and consummate those certain transactions by and between this Corporation and 12K,
      LLC ("Lender"), whereby this Corporation shall borrow from Lender an amount equal to $800,000 pursuant to that certain promissory note dated January 20, 2005 (the "Note") (with such other future advances as Lender may loan to this Corporation pursuant to the Note); and

      FURTHER RESOLVED, that this Corporation enter into, carry out and consummate that certain transaction with Lender pursuant to that certain Security Agreement dated the date of the Note (the "Security
      Agreement"), whereby this Corporation shall grant to Lender a security interest in certain tangible personal property purchased with the proceeds from the Note which tangible personal property shall be described in financing statement(s) filed pursuant to the
      Security Agreement, which Security Agreement shall secure the obligations of this Corporation to Lender under the Note;

      FURTHER RESOLVED, that the officers and directors of this
      Corporation, acting singly, for and on behalf of this Corporation, be and hereby are authorized to execute any and all documents and to perform any and all acts that they, in their sole discretion, deem necessary or appropriate to carry on the day to day operations of the Corporation;

      FURTHER RESOLVED, that the execution, delivery and performance of the exercise of the Note and Security Agreement, but with such amendments or changes thereto as any officer of this Corporation, in his or her sole discretion, deems necessary or appropriate to carry out these resolutions, be and hereby is authorized and approved; and

      FURTHER RESOLVED, that all of the actions and proceedings of the officers of this Corporation, for and on behalf of this

      Corporation, are hereby approved, ratified and confirmed in every respect.

Dated the 20th day of January, 2005.

--------------------------------              -----------------------------
RAYMOND K. MASON,                             PETER LUND, Director
Director

                                              /s/ LEONARD L. FIRESTONE
--------------------------------              -----------------------------
W. CURTIS FIRESTONE,                          LEONARD L. FIRESTONE,
Director                                      Director

--------------------------------
J. TIMOTHY ROMER,
Director

                                        2

                    UNANIMOUS WRITTEN CONSENT TO RESOLUTIONS
                              IN LIEU OF MEETING OF
                            THE BOARD OF DIRECTORS OF
                         FIRESTONE COMMUNICATIONS, INC.

                  --------------------------------------------

      Pursuant to the authority contained in 8 Del, C. ss.141, the adoption of the following resolutions is consented to by the undersigned, who are all of the members of the Board of Directors of this Corporation;

      RESOLVED, that this Corporation enter into, carry out and consummate those certain transactions by and between this Corporation and 12K, LLC
      ("Lender"), whereby this Corporation shall borrow from Lender an amount equal to $800,000 pursuant to that certain promissory note dated January
      20, 2005 (the "Note") (with such other future advances as Lender may loan to this Corporation pursuant to the Note); and

      FURTHER RESOLVED, that this Corporation enter into, carry out and consummate that certain transaction with Lender pursuant to that certain
      Security Agreement dated the date of the Note (the "Security Agreement"), whereby this Corporation shall grant to Lender a security interest in certain tangible personal property purchased with the proceeds from the
      Note which tangible personal property shall be described in financing statement(s) filed pursuant to the Security Agreement, which Security
      Agreement shall secure the obligations of this Corporation to Lender under the Note;

      FURTHER RESOLVED, that the officers and directors of this Corporation, acting singly, for and on behalf of this Corporation, be and hereby are authorized to execute any and all documents and to perform any and all acts that they, in their sole discretion, deem necessary or appropriate to carry on the day to day operations of the Corporation;

      FURTHER RESOLVED, that the execution, delivery and performance of the exercise of the Note and Security Agreement, but with such amendments or changes thereto as any officer of this Corporation, in his or her sole discretion, deems necessary or appropriate to carry out these resolutions, be and hereby is authorized and approved; and

      FURTHER RESOLVED, that all of the actions and proceedings of the officers of this Corporation, for and on behalf of this

      Corporation, are hereby approved, ratified and confirmed in every respect.

Dated the 20th day of January, 2005.

--------------------------------              -----------------------------
RAYMOND K. MASON,                             PETER LUND, Director
Director

/s/ W. CURTIS FIRESTONE
--------------------------------              -----------------------------
W. CURTIS FIRESTONE,                          LEONARD L. FIRESTONE,
Director                                      Director

--------------------------------
J. TIMOTHY ROMER,
Director

                                        2

      Corporation, are hereby approved, ratified and confirmed in every respect.

Dated the 20th day of January, 2005.

--------------------------------              -----------------------------
RAYMOND K, MASON,                             PETER LUND, Director
Director

--------------------------------              -----------------------------
W. CURTIS FIRESTONE,                          LEONARD L FIRESTONE,
Director                                      Director

/s/ J. TIMOTHY ROMER
--------------------------------
J. TIMOTHY ROMER,
Director

                                        2

      Corporation, are hereby approved, ratified and confirmed in every respect.

Dated the 20th day of January, 2005.

                                              /s/ PETER LUND
--------------------------------              -----------------------------
RAYMOND K. MASON,                             PETER LUND, Director
Director

--------------------------------              -----------------------------
W. CURTIS FIRESTONE,                          LEONARD L. FIRESTONE,
Director                                      Director

--------------------------------              -----------------------------
J. TIMOTHY ROMER,
Director

                                        2

      Corporation, are hereby approved, ratified and confirmed in Every respect.

Dated the 20th day of January, 2005.

--------------------------------              -----------------------------
RAYMOND K. MASON,                             PETER LUND, Director
Director

                                              /s/ LEONARD L FIRESTONE
--------------------------------              -----------------------------
W. CURTIS FIRESTONE,                          LEONARD L. FIRESTONE,
Director                                      Director

--------------------------------
J. TIMOTHY ROMER,
Director

                                        2

                    UNANIMOUS WRITTEN CONSENT TO RESOLUTIONS
                              IN LIEU OF MEETING OF
                            THE BOARD OF DIRECTORS OF
                         FIRESTONE COMMUNICATIONS, INC.

                  --------------------------------------------

      Pursuant to the authority contained in 8 Del. C. ss. 141, the adoption of the following resolutions is consented to by the undersigned, who are all of the members of the Board of Directors of this Corporation:

      RESOLVED, that this Corporation enter into, carry out and consummate those certain transactions by and between this Corporation and 12K, LLC
      ("Lender"), whereby this Corporation shall borrow from Lender an amount equal to $800,000 pursuant to that certain promissory note dated January
      20, 2005 (the "Note") (with such other future advances as Lender may loan to this Corporation pursuant to the Note); and

      FURTHER RESOLVED, that this Corporation enter into, carry out and consummate that certain transaction with Lender pursuant to that certain
      Security Agreement dated the date of the Note (the "Security Agreement"), whereby this Corporation shall grant to Lender a security interest in certain tangible personal property purchased with the proceeds from the
      Note which tangible personal property shall be described in financing statement(s) filed pursuant to the Security Agreement, which Security
      Agreement shall secure the obligations of this Corporation to Lender under the Note;

      FURTHER RESOLVED, that the officers and directors of this Corporation, acting singly, for and on behalf of this Corporation, be and hereby are authorized to execute any and all documents and to perform any and all acts that they, in their sole discretion, deem necessary or appropriate to carry on the day to day operations of the Corporation;

      FURTHER RESOLVED, that the execution, delivery and performance of the exercise of the Note and Security Agreement, but with such amendments or changes thereto as any officer of this Corporation, in his or her sole discretion, deems necessary or appropriate to carry out these resolutions, be and hereby is authorized and approved; and

      FURTHER RESOLVED, that all of the actions and proceedings of the officers of this Corporation, for and on behalf of this

      Corporation, are hereby approved, ratified and confirmed in every respect.

Dated the 20th day of January, 2005.

--------------------------------              -----------------------------
RAYMOND K, MASON,                             PETER LUND, Director
Director

                                              /s/ LEONARD L FIRESTONE
--------------------------------              -----------------------------
W. CURTIS FIRESTONE,                          LEONARD L FIRESTONE,
Director                                      Director

--------------------------------
J. TIMOTHY ROMER,
Director

                                        2

                    UNANIMOUS WRITTEN CONSENT TO RESOLUTIONS
                              IN LIEU OF MEETING OF
                            THE BOARD OF DIRECTORS OF
                         FIRESTONE COMMUNICATIONS, INC,

                  --------------------------------------------

      Pursuant to the authority contained in 8 Del. C. ss.141, the adoption of the following resolutions is consented to by the undersigned, who are all of the members of the Board of Directors of this Corporation:

      RESOLVED, that this Corporation enter into, carry out and consummate those certain transactions by arid between this Corporation and 12K, LLC
      ("Lender"), whereby this Corporation shall borrow from Lender an amount equal to $800,000 pursuant to that certain promissory note dated January
      20, 2005 (the "Note"} (with such other future advances as Lender may loan to this Corporation pursuant to the Note); and

      FURTHER RESOLVED, that this Corporation enter into, carry out and consummate that certain transaction with Lender pursuant to that certain
      Security Agreement dated the date of the Note (the "Security Agreement"), whereby this Corporation shall grant to Lender a security interest in certain tangible personal property purchased with the proceeds from the
      Note which tangible personal property shall be described in financing statement(s) filed pursuant to the Security Agreement, which Security
      Agreement shall secure the obligations of this Corporation to Lender under the Note;

      FURTHER RESOLVED, that the officers and directors of this Corporation acting singly, for and on behalf of this Corporation, be and hereby are authorized to execute any and all documents and to perform any and all acts that they, in their sole discretion, deem necessary or appropriate to carry on the day to day operations of the Corporation;

      FURTHER RESOLVED, that the execution, delivery and performance of the exercise of the Note and Security Agreement, but with such amendments or changes thereto as any officer Of this Corporation, in his or her sole discretion, deems necessary or appropriate to carry out these resolutions, be and hereby is authorized and approved; and

      FURTHER RESOLVED, that all of the actions and proceedings of the officers of this Corporation, for and on behalf of this

      Corporation, are hereby approved, ratified and confirmed in every respect.

Dated the 20th day of January, 2005.

--------------------------------              -----------------------------
RAYMOND K. MASON,                             PETER LUND, Director
Director

                                              /s/ LEONARD L. FIRESTONE
--------------------------------              -----------------------------
W. CURTIS FIRESTONE,                          LEONARD L. FIRESTONE,
Director                                      Director

--------------------------------
J. TIMOTHY ROMER,
Director

                                        2

              INSTRUCTIONS FOR UCC FINANCING STATEMENT (FORM UCC1)

Please type or laser-print this form. Be sure it is completely legible. Read all
Instructions, especially Instruction 1; correct Debtor name is crucial. Follow
      Instructions completely.

Fill in form very carefully; mistakes may have Important legal consequences. If you have questions, consult your attorney. Filing office cannot give legal advice. Do not insert anything in the open space in the upper portion of this form; it is reserved for filling office use.

When properly completed, send Filing Office Copy, with required fee, to filing office. If you want an acknowledgment, complete item B and, if filing in a filing office that returns an acknowledgment copy furnished by filer, you may also send Acknowledgment Copy; otherwise detach. If you want to make a search request, complete Item 7 (after reading instruction 7 below) and send Search
Report Copy, otherwise detach. Always detach Debtor and secured Party Copies.

If you need to use attachments, you are encouraged to use either Addendum (Form
UCC1Ad) or Additional Party (Form UCC1 AP).

A. To assist filing offices that might wish to communicate with filer, filer may provide information In Item A. This Item is optional.

B. Compete item B If you want an acknowledgment sent to you. If filing in a filing office that returns an acknowledgment copy furnished by filer, present simultaneously with this form a carbon or other copy of this form for use as an acknowledgment copy.

1.      DEBTOR NAME: Enter only one Debtor name in Item 1. an organization's name (1a) or an individual's name (1b). Enter Debtor's exact full legal name. Don't abbreviate.

1a.     Organization Debtor. "Organization" means an entity having a legal identity separate from its owner. A partnership is an organization; a sole proprietorship is not an organization, even If it does business under a trade name, if Debtor is a partnership, enter exact full legal name of partnership; you need not enter names of partners as additional
        Debtors. If Debtor is a registered organization (e.g., corporation,
        Limited partnership, limited liability company), It is advisable to examine Debtor's current filed charter documents to determine Debtor's correct name, organization type, and jurisdiction of organization.

1b.     Individual Debtor. "Individual means a natural person: this Includes a solo proprietorship, whether or not operating under a trade name. Don't use prefixes (Mr., Mrs., Ms.). Use suffix box only for titles of lineage
        (Jr., Sr., III) and not for other suffixes or titles (e.g., M.D.). Use married woman's personal name (Mary Smith, not Mrs. John Smith). Enter individual Debtor's family name (surname) In Last Name box, first given name in First Name box, and all additional given names in Middle Name box.

        For both organization and individual Debtors: Don't use Debtor's trade name, DBA, AKA. FKA, Division name, etc. In place of or combined with
        Debtor's legal name; you may add such other names as additional Debtors if you wish (but this is neither required nor recommended).

1c.     An address is always required for the Debtor named in 1a or 1b.

1d.     Reserved for Financing Statements to be filed in North Dakola or South
        Dakola only. If this Financing Statement is to be filed in North Dakota or South Dakota, the Debtor's taxpayer identification number (tax ID#)
        -- social security number or employer Identification number must be placed In this box.

1e,f,g. "Additional information reorganization Debtor" is always required. Type of organization and jurisdiction of organization as well as Debtor's exact legal name can be determined from Debtor's current filed charter document. Organizational ID #, if any, is assigned by the agency where the charter document was filed; this is different from tax ID #; this should be entered preceded by the 2-character U.S. Postal identification of state of organization If one of the United States (e.g., CA12345, for a California corporation whose organizational ID # is 12345); if agency does not assign organizational ID #, check box in Item 1g indicating
        "none."

Note: If Debtor is a trust or a trustee acting with respect to property held in trust enter debtor's name in Item 1 and attach Addendum (Form UCC1 Ad and check appropriate box in item 17. If Debtor is a decedent's estate, enter name of deceased individual in Item 1b and attach Addendum (Form UCCI Ad) and check appropriate box In item 17. If Debtor is a transmitting utility or this
Financing Statement is filed in connection with a Manufactured - Home
Transaction or a Public-Finance Transaction as defined in applicable Commercial
Code, attach Addendum (Form UCC1 Ad) and check appropriate box in item 18.

2.      If an additional Debtor is Included, complete item 2, determined and formatted per Instruction 1. To include further additional Debtors, attach either Addendum (Form UCC1 Ad) or Additional Party (Form UCC1 AP)
        and follow Instruction 1 for determining and formatting additional names.

3.      Enter information for Secured Party or Total Assignee, determined and formatted per instruction 1. TO include further additional Secured
        Parties, attach either Addendum (Form UCC1 Ad) or Additional Party (Form
        UCC1 AP) and follow Instruction 1 for determining and formatting additional names. If there has been a total assignment of the Secured
        Party's Interest prior to filing this form, you may either (1) enter
        Assignor S/P's name and address in item 3 and file an Amendment (Form
        UCC3) see item 5 of that form]; or (2) enter Total Assignee's name and address In Item 3 and, if you wish, also attaching Addendum (Form UCC1
        Ad) giving Assignor S/P's name and address in Item 12.

4.      Use item 4 to indicate the collateral covered by this Financing
        Statement. If space in item 4 is Insufficient, put the entire collateral description of continuation of the collateral description on either
        Addendum (Form UCC1 Ad) or other attached additional page(s).

5.      If filer desires (at flier's option) to use titles of lessee and lessor, or consignee and consignor, or seller and buyer (in the case of accounts or chatter paper), or bailee and bailor Instead of Debtor and Secured
        Party, check the appropriate box in Item 5. If this is an agricultural lien (as defined in applicable Commercial Code) filing or is otherwise not a UCC security Interest filing (e.g., a tax lien. Judgment lien, etc.), check the . appropriate box in Item 5, complete items 1-7 as applicable and attach any other items required Under other law.

6.      If this Financing Statement is filed as a fixture filing or if the collateral consists of timber to be cut or as-extracted collateral, complete item 1-5, check the box in item B, and complete the required information (items 13,14 and/or 15) on Addendum (Form UCC1 Ad).

7.      This item is optional. check appropriate box in item 7 to request search
        Report(s) on all or some of the Debtors named in this Financing
        Statement. The report will list all Financing Statements on file against the designated Debtor on the date of the Report. Including this financing Statement. There is an additional fee for each Report. If you have checked a box in Item 7. file Search Report Copy together with
        Filing Officer Copy (and Acknowledgement Copy). Note: Not all states do searches and not all states will honor a search request made via this
        Form; some states require a separate request form.

8.      This item is optional and is for filer's use only. For filer's convenience of reference, filer may enter in item 3 any identifying information (e.g., Secured Party's loan number, law firm file number,
        Debtor's name or other Identification, state in which form is being filed, etc.) that filer may find useful.

[GRAPHIC OMITTED]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (Front and back) CAREFULLY

--------------------------------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]
   DENNIS L. BLACKBURN
--------------------------------------------------------------------
B. SEND ACKNOWLEDGMENT TO: (Name and Address}

      DENNIS L. BLACKBARN, ESQ.
      5150 BELFORT RD. SOUTH, BLDG. 500
      JACKSONVILLE, FL 31256
--------------------------------------------------------------------

                                                                                THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
-----------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
-----------------------------------------------------------------------------------------------------------------------------------

   1a. ORGANIZATION'S NAME
       FIRESTONE COMMUNICATIONS, INC.
or --------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                     FIRST NAME                         MIDDLE NAME           SUFFIX
-----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                               CITY                               STATE   POSTAL CODE   COUNTRY

6125 AIRPORT FREEWAY, STE. 200                                    FT. WORTH                          TX      76117         USA
-----------------------------------------------------------------------------------------------------------------------------------
1d. SEE INSTRUCTIONS   ADD'L INFO RE   1e. TYPE OF ORGANIZATION   1f. JURISDICTION OF ORGANISATION   1g. ORGANIZATIONAL ID#, if any
                       ORGANIZATION
                       DEBTOR          CORPORATION                DELAWARE                           2318767               [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
-----------------------------------------------------------------------------------------------------------------------------------
   2a. ORGANIZATION'S NAME
or --------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LA5T NAME                                     FIRST NAME                         MIDDLE NAME           SUFFIX
-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                               CITY                               STATE   POSTAL CODE   COUNTRY

-----------------------------------------------------------------------------------------------------------------------------------
2d. SEE INSTRUCTIONS   ADD'L INFO RE   2e. TYPE OF ORGANIZATION   2f. JURISDICTION OF ORGANISATION   2g. ORGANIZATIONAL ID#, if any
                       ORGANIZATION
                       DEBTOR
                                                                                                                           [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE or ASSIGNOR s/p) - insert only one secured party name (3a or 3b)
-----------------------------------------------------------------------------------------------------------------------------------
   3a. ORGANIZATION'S NAME
    12K, LLC
or --------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                     FIRST NAME                         MIDDLE NAME           SUFFIX
-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                               CITY                               STATE   POSTAL CODE   COUNTRY

2022 HENDRICKS AVENUE                                             JACKSONVILLE                       FL      32207         USA
-----------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following material;

   SEE ATTACHED EXHIBIT "A"

-----------------------------------------------------------------------------------------------------------------------------------
5. ALTERNATIVE DESIGNATION
    (if applicable) [ ] LESSEE/LESSOR [ ] CONSIGNEE/CONSIGNOR  [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ] AG. LIEN  [ ] NON-UCC FILING
-----------------------------------------------------------------------------------------------------------------------------------
6. [ ] This FINANCING STATEMENT is to be (or record) (or recorded) in the REAL ESTATE RECORDS Attach Addendum (if applicable)
-----------------------------------------------------------------------------------------------------------------------------------
7. Check to REQUEST SEARCH REPORTS on Debtor(s) ADDITIONAL FEES (optional) [ ] All Debtors         [ ] Debtor 1     [ ] Debtor 2
-----------------------------------------------------------------------------------------------------------------------------------
8. OPTIONAL FILER REFERENCE DATA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        International Association of Commercial Administrators(IACA)

FILING OFFICE COPY -- UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

                 EXHIBIT "A" TO UCC-1 FINANCING STATEMENT NAMING
                   FIRESTONE COMMUNICATIONS, INC. AS "DEBTOR"
                         AND 12K, LLC AS "SECURED PARTY"

The following personal property of Debtor:

1.    Avid Media Composer Adrenaline System Production Edit Suite

2.    Audio Card-New Client Master Contral

3.    Program Receiver D9850/PowervuReceiver

4.    Originator Encoder-New Client Master Control

5.    Studio Lighting Grid

6.    Dimmer/Wiring of Studios/Production Van

7.    Dimmer/Wiring of Studios/Production Van

8     Prime Image Video/Audio Delay

9.    Patch Panels--Production Edit Suite

10.   BR DV3000BU-New Client Master Control

11.   Dell Poweredge Server-New Client Traffic System

12.   Studio Soundproofing

13.   Patch Panels-Production Edit Suite

14.   5 10 Ton York Condensing Units-Studio Climate Control

15.   Property described on the attached Supplement to Exhibit A

                            SUPPLEMENT TO EXHIBIT "A"

                                        2